Exhibit 4.1

UTHO IN U.S.A. NUMBER 1 SHARES SERIES A NONCUMULATIVE PERPETUAL PREFERRED STOCK CMS BANCORP, INC. Incorporated Under the Laws of the State of Delaware Authorized Series A Noncumulative Perpetual Preferred Stock, $0.01Par Value This Certifies that is the registered holder of Shares of the Series A Noncumulative Perpetual Preferred Stock of the above corporation, which are fully paid and non-assessable transferable only on the books of the Corporation by the holder hereof in person or by allorney upon surrender of this Certificate properby endorsed. In Illitness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this day of A.D. John ritacco President Steve Dowd, Secretary AMERICAN SUPERIOR © 1988

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE PROVISIONS OF ANY STATE SECURITIES LAWS, BUT HAVE BEEN ACQUIRED BY THE REGISTERED HOLDER HEREOF FOR PURPOSES OF INVESTMENT AND IN RELIANCE ON STATUTORY EXEMPTIONS UNDER THE SECURITIES ACT, AND UNDER ALL APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR ASSIGNED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS, OR IN A TRANSACTION WHICH IS EXEMPT FROM REGISTRATION UNDER THE PROVISIONS OF THE SECURITIES ACT AND” UNDER PROVISIONS OF APPLICABLE STATE SECURITIES LAWS; AND IN THE CASE OF AN EXEMPTION, ONLY IF CMS BANCORP, INC. HAS RECEIVED AN OPINION OF COUNSEL THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION OF THE SHARES OF STOCK, WHICH OPINION AND WHICH COUNSEL SHALL BE SATISFACTORY; TO CMS BANCORP, INC. IN ITS SOLE DISCRETION. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations. TEN COM TEN ENT JT TEN as tenants in common as tenants by the entireties as joint tenants with right of survivorship and not as tenants in common UNIF GIFT MIN ACT- (Cust) under Uniform Gifts Act Custodian (Minor) to Minors (State ) Additional abbreviations may also be used though not in the above list. For value received, hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER. Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises. Dated’ In presence of